Exhibit 99.1

THE CHARLES SCHWAB CORPORATION

News Release

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Greg Gable	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-636-5847	Phone: 415-636-9869

SCHWAB REPORTS QUARTERLY RESULTS

SAN FRANCISCO, July 17, 2007 – The Charles Schwab Corporation announced today that its net income for the quarter ended June 30, 2007 was $292 million. In comparison, the company reported net income of $273 million for the first quarter of 2007 and net income of $251 million for the second quarter of 2006. For the first half of 2007, the Company’s net income was $565 million, compared with $494 million earned during the same period in 2006.

	Three Months Ended			Six Months Ended
	—June 30,—%			—June 30,—%
Financial Highlights	2007	2006	Change	2007	2006	Change
Net revenues (in millions) (1)	$1,205	$1,093	10%	$2,358	$2,147	10%
Net income (in millions)	$292	$251	16%	$565	$494	14%
Diluted earnings per share	$.23	$.19	21%	$.45	$.38	18%
Pre-tax profit margin (1)	35.2%	33.8%		34.6%	33.6%
Return on stockholders’ equity	23%	22%		22%	22%

(1)	From continuing operations. Amounts have been adjusted to summarize the impact of the sale of U.S. Trust, which was completed on July 1, 2007, in income from discontinued operations.

Chairman and CEO Charles Schwab commented, “Our focus is to make investing affordable, to reward saving, and to help clients achieve better total outcomes. We recently made it easier to establish a relationship with the company by lowering account opening minimums, waiving minimums completely under certain circumstances, and eliminating all minimum balance charges. We also raised the interest rate paid on balances in Schwab Bank Investor Checking™ accounts, enabling us to deliver the combined benefits of a fully-featured high-yield checking account and a full-service brokerage account free of monthly service fees or minimum balance or deposit requirements. Actions like these contribute to stronger client relationships, and total client assets reached $1.384 trillion at month-end June 2007, up 23% from June 2006. Clients opened 206,000 new brokerage accounts during the second quarter, 20% more than the year-earlier period.”

CFO Joe Martinetto said, “Our second quarter results reflect our ongoing emphasis on combining the company’s more predictable revenues with sustained expense discipline to deliver consistently strong financial performance along with great value and service for our clients. Non-trading revenues set a new record at $1.0 billion, up 14% from a year ago, and our pre-tax profit margin and net income improved to 35.2% and $292 million, respectively. We also continue to emphasize rigorous capital management - second quarter capital expenditures were $43 million, and we repurchased $251 million of common stock during the period while developing our recently announced $3.5 billion capital restructuring plan.”

Business highlights for the second quarter (data as of quarter-end unless otherwise noted):

Schwab Investor Services Business

•	Client assets enrolled in Schwab advice offers = $55.0 billion, up 25% year-over-year.

•

Introduced a high yield investor checking account. Reduced brokerage account opening minimums and eliminated minimums for clients who agree to small automatic monthly deposits or open a checking account. Also lowered the minimum initial investment requirement for Schwab Funds® to $100 and announced lowered and simplified pricing for bond trades.

•

Introduced Schwabmoneywise.com, a new money-mentoring web site that offers practical guidance, tools, tips, calculators and a life stage-based interactive game to help adults learn how to talk to kids about money and finance.

Schwab Institutional® Business

•

Released, as part of the GrowthPoint™ practice management program, the annual Best Managed Firms white paper, focusing on time management and best practices to improve organizational effectiveness. Facilitated a series of regional events with over 440 participating advisors to discuss how these practices can be applied in pursuing growth.

•

Established a new advisory council for advisors turning independent. Council members will consult with advisors considering independence and will provide insights and feedback on Schwab Institutional’s current and potential future offerings.

Schwab Corporate and Retirement Services Business

•

Completed development and implementation of the Schwab EquiView™ record keeping system, designed to enhance Schwab’s ability to meet the restricted stock and equity compensation service needs of large multinational clients.

•

Launched a participant concierge team, dedicated to proactively helping newly eligible participants take full advantage of their company sponsored 401(k) plans, as well as assisting with other financial needs.

Products and Infrastructure

•	For Charles Schwab Bank, N.A.:

•	Balance sheet assets = $12.5 billion, up 37% year-over-year.

•	Outstanding mortgage and home equity loans = $2.7 billion, up 26% year-over-year.

•	First mortgage originations during the quarter = $536 million.

•

Launched the Schwab Fundamental US Large Company Index Fund, the Schwab Fundamental US Small-Mid Company Index Fund, and the Schwab Fundamental International Large Company Index Fund, which are based on the FTSE RAFI™ Index Series. This series selects and weights stocks based on four fundamental measures – sales, cash flow, book value, and dividends – to provide the potential for higher investment returns with lower volatility.

About Charles Schwab

The Charles Schwab Corporation (Nasdaq: SCHW) is a leading provider of financial services, with more than 300 offices and 6.9 million client brokerage accounts, 1.1 million corporate retirement plan participants, 177,000 banking accounts, and $1.4 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), and affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through its Schwab Institutional division. The Charles Schwab Bank, N.A. (member FDIC) provides banking and mortgage services and products. CyberTrader®, Inc. (member SIPC, http://www.sipc.org) is an electronic trading technology and brokerage firm providing services to highly active, online traders. More information is available at www.schwab.com.

###

THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Net Revenues
Asset management and administration fees	$586	$479	$1,120	$938

Interest revenue	553	533	1,104	1,022
Interest expense	(164)	(168)	(331)	(319)

Net interest revenue	389	365	773	703

Trading revenue	198	210	400	437
Other	32	39	65	69

Total net revenues	1,205	1,093	2,358	2,147

Expenses Excluding Interest
Compensation and benefits	449	407	879	816
Professional services	81	71	155	134
Occupancy and equipment	70	66	138	128
Advertising and market development	52	55	118	104
Communications	51	47	100	91
Depreciation and amortization	39	39	78	80
Other	39	39	75	72

Total expenses excluding interest	781	724	1,543	1,425

Income from continuing operations before taxes on income	424	369	815	722
Taxes on income	(168)	(146)	(323)	(285)

Income from continuing operations	256	223	492	437
Income from discontinued operations, net of tax	36	28	73	57

Net Income	$292	$251	$565	$494

Weighted-Average Common Shares Outstanding — Diluted	1,257	1,294	1,262	1,295

Earnings Per Share — Basic
Income from continuing operations	$.21	$.17	$.39	$.34
Income from discontinued operations, net of tax	$.03	$.03	$.06	$.05
Net income	$.24	$.20	$.45	$.39
Earnings Per Share — Diluted
Income from continuing operations	$.20	$.17	$.39	$.34
Income from discontinued operations, net of tax	$.03	$.02	$.06	$.04
Net income	$.23	$.19	$.45	$.38

Dividends Declared Per Common Share	$.050	$.030	$.100	$.055

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q2-07% change		2007		2006
(In millions, except per share amounts and as noted)	vs. Q2-06	vs. Q1-07	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Net Revenues (1)
Asset management and administration fees	22%	10%	$586	$534	$518	$489	$479
Net interest revenue	7%	1%	389	384	371	360	365
Trading revenue	(6%)	(2%)	198	202	181	167	210
Other (2)	(18%)	(3%)	32	33	26	50	39

Total net revenues	10%	5%	1,205	1,153	1,096	1,066	1,093

Expenses Excluding Interest (1)
Compensation and benefits	10%	4%	449	430	399	404	407
Professional services	14%	9%	81	74	78	73	71
Occupancy and equipment	6%	3%	70	68	68	64	66
Advertising and market development	(5%)	(21%)	52	66	54	31	55
Communications	9%	4%	51	49	47	42	47
Depreciation and amortization	—	—	39	39	38	39	39
Other	—	8%	39	36	40	31	39

Total expenses excluding interest	8%	2%	781	762	724	684	724

Income from continuing operations before taxes on income	15%	8%	424	391	372	382	369
Taxes on income (1)	15%	8%	(168)	(155)	(148)	(152)	(146)

Income from continuing operations	15%	8%	256	236	224	230	223
Income from discontinued operations, net of tax	29%	(3%)	36	37	243	36	28

Net Income	16%	7%	$292	$273	$467	$266	$251

Basic earnings per share	20%	9%	$.24	$.22	$.37	$.21	$.20
Diluted earnings per share	21%	5%	$.23	$.22	$.37	$.21	$.19
Dividends declared per common share	67%	—	$.050	$.050	$.050	$.030	$.030
Weighted-average common shares outstanding - diluted	(3%)	(1%)	1,257	1,266	1,274	1,277	1,294

Performance Measures
Pre-tax profit margin from continuing operations (1)			35.2%	33.9%	33.9%	35.8%	33.8%
Annualized return on stockholders’ equity			23%	22%	39%	23%	22%

Financial Condition (at quarter end, in billions)
Cash and investments segregated (3)	(22%)	(13%)	$9.1	$10.5	$10.9	$10.9	$11.7
Receivables from brokerage clients	4%	5%	$11.3	$10.8	$10.9	$10.3	$10.9
Loans to banking clients (3)	29%	13%	$2.7	$2.4	$2.3	$2.2	$2.1
Total assets	4%	4%	$49.0	$47.3	$49.0	$47.1	$46.9
Deposits from banking clients (3)	26%	3%	$11.7	$11.4	$11.0	$10.1	$9.3
Payables to brokerage clients	(13%)	(2%)	$18.8	$19.1	$20.6	$20.2	$21.5
Long-term debt (3)	—	—	$.4	$.4	$.4	$.4	$.4
Stockholders’ equity	11%	4%	$5.1	$4.9	$5.0	$4.6	$4.6

Other
Full-time equivalent employees (at quarter end, in thousands) (3, 4)	9%	(1%)	12.9	13.0	12.4	12.1	11.8
Annualized net revenues per average full-time equivalent employee (in thousands) (1, 3, 5)	(1%)	1%	$371	$366	$355	$356	$373
Capital expenditures - cash purchases of equipment, office facilities, and property, net (in millions) (3, 6)	N/M	10%	$43	$39	$41	$31	$(32)

Clients’ Daily Average Trades (in thousands)
Revenue trades (7)	(12%)	(4%)	221.4	230.4	210.8	201.2	250.7
Schwab Investor Services (8, 9)	(4%)	—	18.6	18.6	20.2	19.5	19.4
Schwab Institutional ®	8%	4%	16.7	16.1	13.4	14.5	15.4
Schwab Corporate and Retirement Services (9)	—	—	1.2	1.2	1.1	1.2	1.2

Total	(10%)	(3%)	257.9	266.3	245.5	236.4	286.7

Average Revenue Per Revenue Trade (7)	6%	—	$14.27	$14.33	$13.76	$12.89	$13.47

(1)	All amounts have been adjusted to summarize the impact of the sale of U.S. Trust Corporation (U.S. Trust), which was completed on July 1, 2007, in income from discontinued operations.

(2)	Other revenue in the third quarter of 2006 includes $25 million related to the confidential resolution of a legal matter.

(3)	All amounts have been adjusted to exclude U.S. Trust in light of its sale.

(4)	Includes 365 employees related to the acquisition of The 401(k) Company on March 31, 2007.

(5)	Amount excludes 365 employees related to the acquisition of The 401(k) Company on March 31, 2007 as there was no related revenue recorded in the first quarter of 2007.

(6)	Capital expenditures in the second quarter of 2006 are presented net of proceeds of $62 million from the sale of a data center.

(7)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(8)	Includes eligible trades placed by individual investors enrolled in Schwab Private Client TM and advised investing offers.

(9)

In connection with recent organizational changes, the Company is reporting trades for the Schwab Corporate & Retirement Services segment, which was historically included in the Schwab Investor Services segment. For the fourth quarter of 2006 and prior quarters, amounts have been adjusted to reflect all advised investing offers and retirement services trades.

N/M	Not meaningful.

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Notes to Consolidated Statements of Income and Financial and Operating Highlights

(Unaudited)

The Company

The consolidated statement of income and financial and operating highlights include The Charles Schwab Corporation (CSC) and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc. and CyberTrader, Inc. All periods have been adjusted to summarize the impact of CSC’s sale of U.S. Trust Corporation in income from discontinued operations. The consolidated statements of income and financial and operating highlights should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. All material intercompany balances and transactions have been eliminated.

**********

Growth in Client Assets and Accounts

(Unaudited)

	Q2-07% change		2007		2006
(In billions, at quarter end, except as noted)	vs. Q2-06	vs. Q1-07	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	5%	1%	$31.7	$31.3	$31.0	$29.8	$30.3
Proprietary funds (Schwab Funds® and Laudus Funds™):
Money market funds	22%	3%	147.4	143.4	135.0	127.0	120.4
Equity and bond funds	40%	10%	67.1	61.1	56.2	51.2	47.8

Total proprietary funds	28%	5%	214.5	204.5	191.2	178.2	168.2

Mutual Fund Marketplace® (1):
Mutual Fund OneSource®	22%	5%	180.5	171.9	163.2	151.3	147.8
Mutual fund clearing services	8%	9%	73.4	67.6	62.1	72.7	68.2
Other third-party mutual funds	45%	12%	221.4	198.2	173.1	160.1	152.8

Total Mutual Fund Marketplace	29%	9%	475.3	437.7	398.4	384.1	368.8

Total mutual fund assets	28%	7%	689.8	642.2	589.6	562.3	537.0

Equity and other securities (1)	22%	6%	530.4	500.6	487.0	451.6	436.3
Fixed income securities	7%	—	142.6	141.9	142.0	143.2	133.3
Margin loans outstanding	4%	6%	(10.9)	(10.3)	(10.4)	(9.9)	(10.5)

Total client assets	23%	6%	$1,383.6	$1,305.7	$1,239.2	$1,177.0	$1,126.4

Client assets by business
Schwab Investor Services (2)	16%	4%	$607.3	$582.4	$567.5	$535.5	$525.3
Schwab Institutional	25%	6%	556.4	524.5	502.5	468.9	445.7
Schwab Corporate and Retirement Services (2)	42%	11%	219.9	198.8	169.2	172.6	155.4

Total clients assets by business	23%	6%	$1,383.6	$1,305.7	$1,239.2	$1,177.0	$1,126.4

Net growth in assets in client accounts (for the quarter ended)
Net new client assets (3)	41%	(49%)	$26.4	$51.3	$6.9	$20.2	$18.7
Net market gains (losses)	N/M	N/M	51.5	15.2	55.3	30.4	(21.2)

Net growth (decline)	N/M	17%	$77.9	$66.5	$62.2	$50.6	$(2.5)

New brokerage accounts (in thousands, for the quarter ended)	20%	7%	206	193	161	136	172
Clients (in thousands)
Active Brokerage Accounts	2%	1%	6,880	6,791	6,737	6,717	6,714
Banking Accounts	26%	17%	177	151	147	143	140
Corporate Retirement Plan Participants (4)	118%	4%	1,138	1,091	542	535	521

(1)	Excludes all proprietary money market, equity, and bond funds.

(2)

In connection with recent organizational changes, the Company is reporting client assets for the Schwab Corporate and Retirement Services business, which was historically included in the Schwab Investor Services business. Additionally, the mutual fund clearing services business, which was historically disclosed separately, is included within the Schwab Corporate and Retirement Services business.

(3)

Includes inflows of $17.8 billion in the first quarter of 2007 related to the acquisition of The 401(k) Company. Includes an inflow of $3.6 billion in the fourth quarter of 2006 related to a mutual fund clearing services client. Includes an outflow of $19.5 billion in the fourth quarter of 2006 related to a mutual fund clearing services client who completed the transfer of these assets to an internal platform. Effective the second quarter of 2007, amount includes balances covered by 401(k) record keeping-only services, which totaled $5.2 billion at May 31, 2007, related to the March 2007 acquisition of The 401(k) Company.

(4)

The first quarter of 2007 includes 398,000 related to the acquisition of The 401(k) Company. Effective March 31, 2007, amount also includes 100,000 related to Personal Choice Retirement participants at Schwab.

N/M	Not meaningful.

The Charles Schwab Corporation Monthly Market Activity Report For June 2007

	2006							2007						% change
	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets (1) (2)	7.9	7.0	7.5	5.7	(13.1)	10.5	9.5	9.6	12.8	28.9	3.0	15.9	7.5	(53%)	(5%)
Net Market Gains (Losses)	(3.7)	(1.0)	19.4	12.0	28.9	21.1	5.3	18.3	(13.9)	10.8	32.5	31.4	(12.4)

Total Client Assets (2) (at month end, in billions of dollars)	1,126.4	1,132.4	1,159.3	1,177.0	1,192.8	1,224.4	1,239.2	1,267.1	1,266.0	1,305.7	1,341.2	1,388.5	1,383.6	—	23%

New Brokerage Accounts (in thousands)	47	42	49	45	53	49	59	66	59	68	84	64	58	(9%)	23%
Clients (at month end, in thousands)
Active Brokerage Accounts	6,714	6,713	6,716	6,717	6,713	6,720	6,737	6,754	6,768	6,791	6,835	6,859	6,880	—	2%
Banking Accounts	140	140	142	143	144	146	147	149	150	151	154	165	177	7%	26%
Corporate Retirement Plan Participants (3)	521	527	529	535	540	541	542	570	584	1,091	1,117	1,128	1,138	1%	118%
Market Indices (at month end)
Dow Jones Industrial Average	11,150	11,186	11,381	11,679	12,081	12,222	12,463	12,622	12,269	12,354	13,063	13,628	13,409	(2%)	20%
Nasdaq Composite	2,172	2,091	2,184	2,258	2,367	2,432	2,415	2,464	2,416	2,422	2,525	2,605	2,603	—	20%
Standard & Poor’s 500	1,270	1,277	1,304	1,336	1,378	1,401	1,418	1,438	1,407	1,421	1,482	1,531	1,503	(2%)	18%
Clients’ Daily Average Trades (in thousands)
Revenue Trades (4)	224.9	213.8	190.8	200.9	208.5	219.7	204.2	243.2	238.8	211.4	220.7	225.1	218.1	(3%)	(3%)
Schwab Investor Services (5,6)	18.9	17.7	19.7	21.0	23.7	20.3	16.1	17.7	20.2	17.9	17.8	21.4	16.7	(22%)	(12%)
Schwab Institutional®	15.8	15.1	14.1	14.4	13.9	13.0	13.3	16.3	15.9	16.1	16.8	17.3	15.8	(9%)	—
Schwab Corporate & Retirement Services (6)	1.1	1.2	1.2	1.1	1.1	1.1	1.2	1.3	1.2	1.2	1.3	1.2	1.1	(8%)	—

Total	260.7	247.8	225.8	237.4	247.2	254.1	234.8	278.5	276.1	246.6	256.6	265.0	251.7	(5%)	(3%)

Daily Average Market Share Volume (in millions)
NYSE	1,765	1,592	1,431	1,565	1,592	1,582	1,371	1,634	1,561	1,675	1,538	1,543	1,635	6%	(7%)
Nasdaq	2,087	1,895	1,710	1,942	2,019	1,940	1,816	2,222	2,182	2,071	2,074	2,114	2,192	4%	5%

Total	3,852	3,487	3,141	3,507	3,611	3,522	3,187	3,856	3,743	3,746	3,612	3,657	3,827	5%	(1%)

Mutual Fund Net Buys (Sells) (7) (in millions of dollars)
Large Capitalization Stock	(44.6)	167.0	121.7	546.4	837.6	620.4	285.4	952.1	1,076.6	602.3	138.8	179.2	376.5
Small / Mid Capitalization Stock	(295.6)	(225.0)	(202.1)	(237.1)	(287.9)	(44.8)	12.0	441.1	576.5	370.1	408.9	247.1	247.5
International	(586.7)	43.8	366.1	603.2	488.5	682.3	896.9	1,659.3	1,347.3	539.5	1,046.0	874.2	719.5
Specialized	(206.1)	114.2	30.1	(260.1)	(112.0)	(121.6)	(136.2)	104.7	102.0	16.2	126.4	259.4	62.9
Hybrid	213.1	224.0	415.2	310.7	275.6	122.8	331.2	498.5	424.4	474.1	411.5	438.6	302.9
Taxable Bond	723.9	709.3	1,152.8	862.8	1,137.3	1,513.0	1,361.9	1,750.7	1,773.0	1,892.8	1,363.5	2,132.9	1,148.7
Tax-Free Bond	154.6	207.3	221.0	208.3	183.0	239.7	112.8	444.9	388.0	406.7	234.7	465.0	204.7
Money Market Funds	3,093.3	2,177.8	1,237.1	1,772.7	1,710.5	2,224.8	2,990.4	1,694.3	2,443.1	2,129.4	(1,747.2)	3,751.1	829.9

(1)

March 2007 includes inflows of $17.8 billion related to the acquisition of The 401(k) Company. November 2006 includes an inflow of $3.6 billion related to a mutual fund clearing services client. October 2006 includes an outflow of $19.5 billion related to a mutual fund clearing services client who completed the transfer of these assets to an internal platform.

(2)	Effective May 2007, amount includes balances covered by 401(k) record keeping-only services, which totaled $5.2 billion at May 31, 2007, related to the March 2007 acquisition of The 401(k) Company.

(3)	March 2007 includes 398,000 related to the acquisition of The 401(k) Company. Effective March 2007, amount also includes 100,000 related to Personal Choice Retirement participants at Schwab.

(4)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(5)	Includes eligible trades placed by individual investors enrolled in Schwab Private ClientTM and advised investing offers.

(6)

In connection with recent organizational changes, the Company is reporting trades for the Schwab Corporate & Retirement Services segment, which was historically included in the Schwab Investor Services segment. For January 2007 and prior months, amounts have been adjusted to reflect all advised investing offers and retirement services trades.

(7)	Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers.